NEWS RELEASE

                                                                      AEROFLEX

                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------

FOR FURTHER INFORMATION CONTACT:

Investor Inquiries:
------------------
Michael Gorin
Vice Chairman and Chief Financial Officer
(516) 694-6700


                              AEROFLEX INCORPORATED
               REPORTS THIRD QUARTER FISCAL 2005 OPERATING RESULTS

                   PRO FORMA INCOME FROM CONTINUING OPERATIONS
                    OF $6.2 MILLION OR $.08 PER DILUTED SHARE
                    GAAP INCOME FROM CONTINUING OPERATIONS OF
                     $3.9 MILLION OR $.05 PER DILUTED SHARE

PLAINVIEW, NEW YORK, May 3, 2005 -- Aeroflex Incorporated (Nasdaq Symbol: ARXX), a leading designer, developer and manufacturer of automated testing solutions and microelectronics for the aerospace, defense and broadband communications markets, today announced operating results for its third quarter ended March 31, 2005.

Net sales from continuing operations for the third quarter ended March 31, 2005 were $113.8 million, compared with $113.1 million for the same period of last year. On a GAAP basis, the Company reported after tax income from continuing operations for the third quarter ended March 31, 2005 of $3.9 million, or $.05 per diluted share, versus after tax income from continuing operations of $6.6 million, or $.09 per diluted share, in the same period of last year.

On a pro forma basis, for the quarter ended March 31, 2005, after tax income from continuing operations was $6.2 million, or $.08 per diluted share, excluding a pre-tax charge of $2.1 million for amortization of acquired intangibles and a pre-tax restructuring charge of $1.7 million relating to the consolidation of our European operations in the Test Solutions business segment. On a pro forma basis, for the quarter ended March 31, 2004, after tax income from continuing operations was $8.0 million, or $.11 per diluted share, excluding a pre-tax charge of $2.1 million for amortization of acquired intangibles.

Net sales from continuing operations for the nine months ended March 31, 2005 were $335.4 million, compared with $288.8 million for the same period of last year, representing an increase of 16%. On a GAAP basis, the Company reported after tax income from continuing operations for the nine months ended March 31, 2005 of $16.4 million or $.22 per diluted share versus after tax income from continuing operations of $11.5 million, or $.17 per diluted share, in the same period of last year.

On a pro forma basis, for the nine months ended March 31, 2005, after tax income from continuing operations was $21.3 million, or $.28 per diluted share, excluding a pre-tax charge of $6.2 million for amortization of acquired intangibles and the pre-tax restructuring charge of $1.7 million. On a pro forma basis, for the nine months ended March 31, 2004, after tax income from continuing operations was $17.7 million, or $.26 per diluted share, excluding pre-tax charges of $4.2 million for a write-off of in-process research and development related to the Company's acquisitions and $5.4 million for amortization of acquired intangibles.

The pro forma results are a supplement to financial statements based on GAAP. The Company uses pro forma information to evaluate its operating performance and believes this presentation provides investors with additional insight into its underlying operating results. A full reconciliation between the pro forma and GAAP results from continuing operations is included in the accompanying financial data.

"We are obviously disappointed in our results for the third quarter," said Michael Gorin, Vice Chairman and CFO. "Several of our operating units did not receive certain orders which were expected to be shipped in the third quarter. We anticipate that these orders will be received in the June quarter. On an encouraging note, we were able to maintain gross profit margins above 47%.

"Consulting fees and costs and year-end audit fees related to Sarbanes-Oxley 404 compliance incurred or accrued during the current quarter amounted to approximately $3.4 million on a pretax basis, or $.03 per diluted share. These costs are reflected as an expense in both GAAP and pro forma earnings per share.

"In spite of a disappointing third quarter, we continue to believe that our business model is sound and that we are positioned for growth both for the fourth quarter and fiscal 2006."

Fourth Quarter Fiscal 2005 Business Outlook
-------------------------------------------

Our estimate of operating results for the June 2005 quarter, including the results of our recent acquisition, JcAIR, Inc., from April 20, 2005, is as follows:

     o Net sales are expected to increase sequentially approximately 5% from the prior quarter before approximately an additional $4.5 million of sales from JcAIR.

     o Gross profit margins are expected to be 46.5% of sales, plus or minus a few tenths of 1%.

     o S,G&A costs are expected to be 23% of sales, plus or minus a few tenths of 1%. Included in these costs are consulting fees and costs and year-end audit fees related to Sarbanes-Oxley 404 compliance for the fourth quarter of approximately $1.4 million pretax, or 1% of sales.

     o R&D costs are anticipated to be 13.7% of sales, plus or minus a few tenths of 1%.

     o Amortization of acquired intangibles and other acquisition related charges and acquired in-process R&D costs in connection with the JcAIR acquisition are expected to be approximately $.02 per diluted share.

     o Using a share count of 76.0 million shares and an expected income tax rate of 37.7%, we anticipate pro forma earnings from continuing operations per diluted share of $.09 or $.10, excluding the amortization mentioned above. The costs related to Sarbanes compliance will not be an adjustment in the computation of pro forma earnings per common share. GAAP earnings are anticipated to be $.07 or $.08 per diluted share.

o It should be noted that JcAIR's gross profit margins are somewhat lower than our corporate average, however, its S,G&A costs and R&D costs are also below our corporate average.

Our conference call discussing third quarter results is scheduled for 9:00 a.m. (New York time) on May 4, 2005 and can be accessed by dialing 800-901-5241 in the United States and by dialing 617-786-2963 outside of the United States. The participant passcode is 57405543. There will be a replay of the conference call starting at approximately 11:00 a.m. (New York time) on May 4, 2005 and will be available for one week. The replay can be accessed by dialing 888-286-8010 within the United States and by dialing 617-801-6888 outside of the United States. The access code for both telephone numbers is 49582704. This call is being webcast by CCBN and can be accessed at Aeroflex's website at www.aeroflex.com. This webcast will be archived on that site for one year. In conjunction with this conference call, the Company has also posted on its website certain financial information regarding its third quarter results.


About Aeroflex
--------------

Aeroflex Incorporated is a global provider of high technology solutions to the aerospace, defense and broadband communications markets. The Company's diverse technologies allow it to design, develop, manufacture and market a broad range of test, measurement and microelectronic products. The Company's common stock trades on the Nasdaq National Market System under the symbol ARXX and is included in the S&P SmallCap 600 index. Additional information concerning Aeroflex Incorporated can be found on the Company's Web site: www.aeroflex.com.

All statements other than statements of historical fact included in this press release regarding Aeroflex's financial position, business outlook, business strategy and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex's management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, competitive factors and pricing pressures, the integration of the business of JcAir, Inc., changes in legal and regulatory requirements, technological change or difficulties, product development risks, commercialization difficulties and general economic conditions. Such statements reflect our current views with respect to the future and are subject to these and other risks, uncertainties and assumptions relating to Aeroflex's financial condition, results of operations, growth strategy and liquidity. Aeroflex does not undertake any obligation to update such forward-looking statements.


                              AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                                For the Quarter Ended (Unaudited)
                                                     3/31/05           3/31/05             3/31/04 (a)           3/31/04 (a)
                                                --------------     ---------------     -----------------     -----------------
                                                     (GAAP)           (Pro forma)           (GAAP)              (Pro forma)

Net sales                                    $        113,755    $        113,755    $          113,117    $          113,117
   Cost of sales                                       59,963              59,963                59,809                59,809
                                                --------------     ---------------     -----------------     -----------------
Gross profit                                           53,792              53,792                53,308                53,308
   Selling, general and administrative
      costs                                            30,110              28,432                25,185                25,185
   Research and development costs                      15,379              15,379                13,342                13,342
   Amortization of acquired intangibles                 2,063                   -                 2,132                     -
   Acquired in-process R&D                                  -                   -                     -                     -
                                                --------------     ---------------     -----------------     -----------------
Operating income                                        6,240               9,981                12,649                14,781
    Interest and other income
       (expense), net                                      90                  90                (2,249)               (2,249)
                                                --------------     ---------------     -----------------     -----------------
Income from continuing operations
    before income taxes                                 6,330              10,071                10,400                12,532
    Provision for income taxes                          2,464               3,914                 3,782                 4,568
                                                --------------     ---------------     -----------------     -----------------
Income from continuing operations                       3,866               6,157                 6,618                 7,964
Income (loss) from discontinued
    operations, net of tax                                106                 106                  (753)                 (753)
                                                --------------     ---------------     -----------------     -----------------
Net income                                   $          3,972    $          6,263    $            5,865    $            7,211
                                               ===============     ===============     =================     =================

Income (loss) per common share:
   Basic
       Continuing operations                 $           0.05    $           0.08    $             0.10    $             0.12
       Discontinued operations                              -                   -                 (0.01)                (0.01)
                                                --------------     ---------------     -----------------     -----------------
       Net income                            $           0.05    $           0.08    $             0.09    $             0.11
                                               ===============     ===============     =================     =================

    Diluted
       Continuing operations                 $           0.05    $           0.08    $             0.09    $             0.11
       Discontinued operations                              -                   -                 (0.01)                (0.01)
                                                --------------     ---------------     -----------------     -----------------
       Net income                            $           0.05    $           0.08    $             0.08    $             0.10
                                               ===============     ===============     =================     =================


Weighted average number of shares
   Outstanding - Basic                                 74,714              74,714                68,804                68,804
                                               ===============     ===============     =================     =================
               - Diluted                               75,842              75,842                71,436                71,436
                                               ===============     ===============     =================     =================



(a) Restated to reflect the results of our shock and vibration control device operations as discontinued operations.


                              AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                                  For the Nine Months Ended (Unaudited)
                                                   ------------------------------------------------------------------------
                                                      3/31/05             3/31/05           3/31/04 (a)       3/31/04 (a)
                                                   --------------     ----------------     --------------    --------------
                                                       (GAAP)           (Pro forma)             (GAAP)         (Pro forma)

Net sales                                        $       335,406    $         335,406    $       288,792   $       288,792
   Cost of sales                                         176,802              176,802            155,985           155,985
                                                   --------------     ----------------     --------------    --------------
Gross profit                                             158,604              158,604            132,807           132,807
   Selling, general and administrative
      costs                                               81,597               79,919             66,942            66,942
   Research and development costs                         45,122               45,122             34,987            34,987
   Amortization of acquired intangibles                    6,164                    -              5,448                 -
   Acquired in-process R&D                                     -                    -              4,220                 -
                                                   --------------     ----------------     --------------    --------------
Operating income                                          25,721               33,563             21,210            30,878
    Interest and other income
       (expense), net                                        633                  633             (3,195)           (3,195)
                                                   --------------     ----------------     --------------    --------------
Income from continuing operations
    before income taxes                                   26,354               34,196             18,015            27,683
    Provision for income taxes                             9,947               12,907              6,523            10,021
                                                   --------------     ----------------     --------------    --------------
Income from continuing operations                         16,407               21,289             11,492            17,662
Income (loss) from discontinued
    operations, net of tax                                (1,496)              (1,496)            (7,623)           (7,623)
                                                   --------------     ----------------     --------------    --------------
Net income                                       $        14,911    $          19,793    $         3,869   $        10,039
                                                   ==============     ================     ==============    ==============

Income (loss) per common share:
   Basic
       Continuing operations                     $          0.22    $            0.29    $          0.18   $          0.27
       Discontinued operations                             (0.02)               (0.02)             (0.12)            (0.12)
                                                   --------------     ----------------     --------------    --------------
       Net income                                $          0.20    $            0.27    $          0.06   $          0.15
                                                   ==============     ================     ==============    ==============

    Diluted
       Continuing operations                     $          0.22    $            0.28    $          0.17   $          0.26
       Discontinued operations                             (0.02)               (0.02)             (0.12)            (0.11)
                                                   --------------     ----------------     --------------    --------------
       Net income                                $          0.20    $            0.26    $          0.05   $          0.15
                                                   ==============     ================     ==============    ==============


Weighted average number of shares
   Outstanding - Basic                                    74,595               74,595             65,773            65,773
                                                   ==============     ================     ==============    ==============
               - Diluted                                  76,047               76,047             67,689            67,689
                                                   ==============     ================     ==============    ==============



(a) Restated to reflect the results of our shock and vibration control device operations as discontinued operations.


                              AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
              RECONCILIATION OF REPORTED GAAP RESULTS TO PRO FORMA
                        INCOME FROM CONTINUING OPERATIONS
                      (In thousands, except per share data)


                                                          For the Quarter Ended               For the Nine Months Ended
                                                    ---------------------------------    -----------------------------------
                                                        3/31/05           3/31/04            3/31/05             3/31/04
                                                    --------------    ---------------    ---------------     ---------------

GAAP income from
   continuing operations                            $       3,866     $        6,618     $      16,407       $      11,492

Pro forma adjustments:
    Restructuring                                           1,678                 -              1,678                  -
    Amortization of acquired
        intangible assets                                   2,063              2,132             6,164               5,448
    Acquired in-process R&D                                    -                  -                 -                4,220
    Income tax benefit                                     (1,450)              (786)           (2,960)             (3,498)
Pro forma income from
                                                    --------------    ---------------    ---------------     ---------------
    continuing operations                           $       6,157     $        7,964     $      21,289       $      17,662
                                                    ==============    ===============    ===============     ===============


Income per common share:
    Basic
    GAAP income from
        continuing operations after tax             $        0.05     $         0.10     $        0.22       $        0.18
    Pro forma adjustments, net of tax                        0.03               0.02              0.07                0.09
                                                    --------------    ---------------    ---------------     ---------------
    Pro forma income from
        continuing operations after tax             $        0.08     $         0.12     $        0.29       $        0.27
                                                    ==============    ===============    ===============     ===============


    Diluted
    GAAP income from
         continuing operations after tax            $        0.05     $         0.09     $        0.22    $           0.17
    Pro forma adjustments, net of tax                        0.03               0.02              0.06                0.09
                                                    --------------    ---------------    ---------------     ---------------
    Pro forma income from
          continuing operations after tax           $        0.08     $         0.11     $        0.28    $           0.26
                                                    ==============    ===============    ===============     ===============


Weighted average number of shares
     outstanding - Basic                                   74,714             68,804            74,595              65,773
                                                    ==============    ===============    ===============     ===============
                 - Diluted                                 75,842             71,436            76,047              67,689
                                                    ==============    ===============    ===============     ===============




                              AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (In thousands, except per share data)




                                                           March 31,              June 30,
                                                             2005                   2004
                                                          ---------              --------
                                                         (Unaudited)

ASSETS
------

Current assets:
   Cash and cash equivalents                             $     8,186           $   98,502
   Marketable securities                                     117,788                    -
   Accounts receivable, less allowance for
      doubtful accounts                                       90,110               97,031
   Inventories                                               112,361               94,617
   Deferred income taxes                                      18,223               16,774
   Assets of discontinued operations                               -               11,910
   Prepaid expenses and other current assets                   8,180                8,646
                                                         ------------          -----------
      Total current assets                                   354,848              327,480

Property, plant and equipment, net                            75,007               74,372
Assets of discontinued operations                                  -                9,717
Other assets                                                  14,965               10,932
Intangible assets with definite lives, net                    36,434               40,602
Goodwill                                                      85,329               88,288
                                                         ------------          -----------
      Total assets                                       $   566,583           $  551,391
                                                         ============          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:

 Current portion of long-term debt                      $       660            $   4,770
 Accounts payable                                            28,663               25,293
 Advance payments by customers                               11,333               11,725
 Income taxes payable                                         2,359                1,088
 Liabilities of discontinued operations                           -                4,573
 Accrued payroll expenses                                    15,561               13,966
 Accrued expenses and other current liabilities              25,385               28,200
                                                        ------------           ----------
      Total current liabilities                              83,961               89,615

Long-term debt                                                4,607                5,505
Deferred income taxes                                         9,878                9,445
Liabilities of discontinued operations                            -                3,613
Other long-term liabilities                                  18,587               16,116
                                                        ------------           ----------
      Total liabilities                                     117,033              124,294
                                                        ------------           ----------
Stockholders' equity:
 Preferred Stock, par value $.10 per share;
   authorized 1,000 shares:
     Series A Junior Participating Preferred
     Stock, par value $.10 per share,
     authorized 110; none issued
 Common Stock, par value $.10 per share;                          -                    -
     authorized 110,000 shares; issued
     74,615 and 74,282 shares                                 7,462                7,428
 Additional paid-in capital                                 372,772              370,491
 Accumulated other comprehensive income                      16,614               11,387

 Retained earnings                                           52,716               37,805
                                                        ------------           ----------
                                                            449,564              427,111
 Less:  Treasury stock, at cost (4 shares)                       14                   14
                                                       ------------            ----------
     Total stockholders' equity                             449,550              427,097
                                                        ------------           ----------
     Total liabilities and stockholders' equity         $   566,583            $ 551,391
                                                        ============           ==========

